Exhibit 1

AGREEMENT OF JOINT FILING

UNITED RENTALS, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of Amendment No. 4 to Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 4th day of January, 2008.

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS, I, L.P.

By:	APOLLO PRINCIPAL HOLDINGS I GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President